EXHIBIT 10.39

                AMENDMENT NUMBER ONE TO NOTE PURCHASE AGREEMENT

     AMENDMENT AGREEMENT, made as of June 28, 1996, by and among Interpool, Inc., a Delaware corporation ("Interpool"), Interpool Limited, a Barbados corporation ("Ltd."), Interpool Finance Corp., a Cayman Islands corporation ("Corp") and the Note Purchasers whose signatures appear on the signature pages hereto (the "Signatory Purchasers").

     WHEREAS:

     A. Interpool, Limited, Corp and the Signatory Purchasers are parties to that certain Note Purchase Agreement, dated as of Dec. 12, 1995, relating to the sale by Interpool, Limited and Corp of $30,000,000 of Guaranteed Secured Notes (the "Note Purchase Agreement"). Unless otherwise indicated, each capitalized term used herein shall have the meaning ascribed thereto in the Note Purchase Agreement;

     B. The parties hereto desire to amend Section 9.18(c)of the Note Purchase Agreement as set forth herein;

     C. Section 13.3 of the Note Purchase Agreement requires that this Amendment Agreement be signed by the Majority In Interest of the Purchasers;

     D. The Signatory Purchasers constitute a Majority In Interest of the Purchaserss;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

I. AMENDMENT OF NOTE PURCHASE AGREEMENT

     1.1 Section 9.18(c)of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

     "(c) Alter the existing capital structure of any Issuer or take any other action such that (i) Interpool owns less than 70% of the common stock of Ltd. or 70% of the common stock of Trac Lease, Inc. or (ii) Interpool holds less than 70% of the voting rights in Ltd. Or 70% of the voting rights in Trac Lease, Inc. or (iii) Interpool owns directly or indirectly less than 70% of the common stock in Corp. or (iv) Interpool holds directly or indirectly, less than 70% of the voting rights in Corp."

     1.2 Except as specifically set forth herein, The Note Purchase Agreement shall remain in full force and effect in accordance with its terms.

II. PROVISIONS OF GENERAL APPLICATION

     2.1 Headings have been inserted herein for convenience of reference only and shall not be deemed to be a part of this Amendment Agreement.

     2.2 On and after the effective date hereof, each reference in the Note Purchase Agreement to "the Agreement", "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each such reference to the Note Purchase Agreement in the other Transaction Documents, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

     2.3 The Issuers hereby represent and warrant that as of the date hereof and after giving effect to this Amendment Agreement no Default or Event of Default under the Note Purchase Agreement has occurred and is existing.

     2.4 This Amendment Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     2.5 This Amendment Agreement shall be effective when signed by the Issuers and a Majority In Interest of the Purchasers.

     2.6 This Amendment Agreement may be executed in any number of counterparts and by different parties on different counterparts, but all such counterparts shall together constitute but one agreement. In making proof of this Amendment Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be executed, as of the day and year first above written.


                                        ISSUERS;


                                        INTERPOOL, INC.



                                        By:/s/Richard W. Gross
                                           -------------------
                                           Name:  Richard W. Gross
                                           Title: Senior Vice President

                                        INTERPOOL LIMITED


                                        By:/s/Richard W. Gross
                                           -------------------
                                           Name:  Richard W. Gross
                                           Title: Senior Vice President


                                        INTERPOOL FINANCE CORP.

                                        By:_________________________
                                           Name:
                                           Title:


                                        NOTE PURCHASERS:

                                        *

                                        By:      *


                                        By:_________________________
                                           Name:
                                           Title:


                                         *

                                        By:_________________________
                                           Name:
                                           Title:

* Confidential Treatment Requested


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